Exhibit 10.3

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

AMENDMENT TO SALES AGREEMENT

ANNUITY BASE COMMISSION SCHEDULE

Product Name	Issue Age	Payout Options	Purchase Payment		Base Commission	LSA # (internal coding)	Commission Effective Date
FIXED INCOME ANNUITIES
Advantage Income	0-95	All		All	[***]	603n	3/1/2007
FIXED DEFERRED ANNUITIES*
Custom 7	0-80 0-80 0-80	All	$ $ $	10,000 to $49,999.99 50,000 to $99,999.99 100,000 and over	[***] [***] [***]	7050	9/1/2012
	81-86 81-86 81-86	All	$ $ $	10,000 to $49,999.99 50,000 to $99,999.99 100,000 and over	[***] [***] [***]	7050	9/1/2012
	87-90 87-90 87-90	All	$ $ $	10,000 to $49,999.99 50,000 to $99,999.99 100,000 and over	[***] [***] [***]	7050	9/1/2012
Select 5 ‡	0-80 0-80 0-80	All	$ $ $	10,000 to $49,999.99 50,000 to $99,999.99 100,000 and over	[***] [***] [***]	3018	10/4/2010
	81-86 81-86 81-86	All	$ $ $	10,000 to $49,999.99 50,000 to $99,999.99 100,000 and over	[***] [***] [***]	3018	10/4/2010
	87-90 87-90 87-90	All	$ $ $	10,000 to $49,999.99 50,000 to $99,999.99 100,000 and over	[***] [***] [***]	3018	10/4/2010
Edge 7	0-80 0-80 0-80	All	$ $ $	10,000 to $49,999.99 50,000 to $99,999.99 100,000 and over	[***] [***] [***]	7699c	2/25/2013

Refer to the Chargeback provisions of the Annuity Terms and Conditions.

*Base	commission applies to initial and subsequent deposits.

‡ If the Contract owner replaces a Select 5 Contract to a new five year term at any time after the fifth contract year, Company will pay Agency the same rates as the Base Commission according to new Issue Age. Upon replacement, Company will issue a new Contract to the Contract owner.

THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE FIXED ANNUITY GRID. THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.

Chase nonNY Grid – Version 1	Symetra Life Insurance Company

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this                                     information has been filed separately with the Securities and Exchange Commission.

ANNUITY INTERNAL REPLACEMENT SCHEDULE

All “from” product must be out of Surrender Charge Period. The “to” product will start a new Surrender Charge Period. Unless otherwise specified, no like for like product replacements are allowed. Replacements must comply with state regulations regarding suitability.

“From” Product	“To” Product	Commission Rate

The Select or Spinnaker Advisor product*	Any fixed or variable annuity	Full compensation will be paid according to the terms and conditions of Agency’s current base annuity schedule for that product.

Any fixed or variable annuity with a contract effective date before 8/1/2004	Any fixed or variable annuity	Full compensation will be paid according to the terms and conditions of Agency’s current base annuity schedule for that product.

Any fixed or variable annuity (including the Select 3, 5 or 7) with a contract effective date of 8/1/2004 or later (excluding the Select and Spinnaker Advisor products)	Any fixed or variable annuity

•   If the “from” product is less than 10 years old, Agency will be paid a trail commission monthly, at an annual rate of [***] basis points beginning immediately.

•   If the “from” product is over than 10 years old, Agency will be paid a trail commission monthly, at an annual rate of [***] basis points beginning immediately.

*	Contracts issued prior to, on, and after 8/1/2004 are eligible for compensation. “Select” does not refer to the Select 3, 5 or 7 products.

FIXED ANNUITIZATION SCHEDULE

Base commissions will be paid on fixed annuitization payouts of fixed contracts, except on annuitization of contracts originally issued by WM Life Insurance Company or American States Life Insurance Company, or on annuitization of Safekey I, II, and III contracts.

Base commissions will be paid as a percentage of the amount applied to an annuity option, as follows:

•	Contracts annuitized while in surrender– [***]

•	Contracts annuitized after the termination of the surrender schedule – [***]

THIS SCHEDULE SUPERSEDES ANY PREVIOUS INTERNAL REPLACEMENT AND FIXED ANNUITIZATION SCHEDULE OR PROVISIONS.

LSA-634m & LSA-655ch 02/2013	Symetra Life Insurance Company